UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-56857	39-1927923
DELAWARE	333-56857-01	39-1928505
DELAWARE	333-56857-02	52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On October 12, 2005, Alliance Laundry Holdings LLC (the “Company”), parent company of Alliance Laundry Systems LLC (“Alliance Laundry”), committed to a plan to close its Marianna, Florida facility (the “Facility”) and consolidate the manufacture and design of the Facility’s product lines into the Company’s existing Ripon, Wisconsin operations. The Company expects to complete the facility closure and consolidation by the end of the third quarter of 2006. The decision was based on an analysis of each facility’s manufacturing capabilities as well as the continuing investment requirements for each of the locations. The Company believes that efficiencies will be gained with the consolidation of the design and manufacturing of all of its product lines within its Ripon, Wisconsin operations.

The Company estimates total cash costs and expenses associated with the closure of the Facility to be approximately $7.0 million, comprised of (1) approximately $3.0 million of one-time termination benefits and relocation costs; (2) approximately $0.9 million of other labor related costs including training and temporary living expenses; (3) approximately $1.9 million related to the relocation of the Facility’s tooling and equipment; and (4) approximately $1.2 million of other related expenses.

In addition, in accordance with the applicable accounting rules, the Company has re-evaluated the remaining useful lives of its Marianna Facility’s buildings and land improvements. As a result, the Company expects to incur additional depreciation expense of approximately $3.4 million over the next 12 months.

A copy of the Company’s press release dated October 14, 2005 announcing the consolidation is attached hereto as exhibit 99.1 and incorporated herein by reference.

Statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used herein, forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or Alliance Laundry to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s and Alliance Laundry’s filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Alliance Laundry Holdings LLC press release dated October 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC (Registrant)

/s/ Thomas L’Esperance
Date: October 14, 2005	Name:	Thomas L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION (Registrant)

/s/ Thomas L’Esperance
Date: October 14, 2005	Name:	Thomas L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC (Registrant)

/s/ Thomas L’Esperance
Date: October 14, 2005	Name:	Thomas L’Esperance
	Title:	CEO & President

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX TO FORM 8-K CURRENT REPORT

Dated as of October 14, 2005

Exhibit No		Furnished Herewith
99.1	Alliance Laundry Holdings LLC press release dated October 14, 2005.	X